SUB-ITEM 77Q1(a):

Amendment No. 5 to Declaration of Trust
Incorporated by reference to exhibit 23 (a)(4) to post effective amendment no. 58 to Registrant's registration statement filed on Form Type 485BPOS on May 1, 2004 (Accession No. 0001127563-04-000066)